UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a‑101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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SUTHERLAND ASSET MANAGEMENT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2017

To the Stockholders of Sutherland Asset Management Corporation:

The 2017 annual meeting of stockholders (or the Annual Meeting) of Sutherland Asset Management Corporation, a Maryland corporation (or the Company), will be held at the offices of Clifford Chance US LLP,  31 West 52nd Street, New York, New York, on June 21, 2017, at 10:00 am Eastern Daylight Time, to consider and vote on the following matters:

(1)The election of six directors to serve on our board of directors until our 2018 annual meeting of stockholders and until their respective successors are duly elected and qualify;

(2)The ratification of the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the 2017 fiscal year; and

(3)The transaction of such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Pursuant to rules adopted by the Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (or the Notice) to our stockholders of record as of the close of business on May 5, 2017 (or the Record Date). The Notice contains instructions for your use of this process, including how to access our proxy statement and annual report over the Internet, how to authorize your proxy to vote online and how to request a paper copy of the proxy statement and annual report.

If you are unable to attend the Annual Meeting in person, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the Notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided. You may also authorize a proxy by telephone as described in your proxy card. If you authorize a proxy over the Internet, by mail or by telephone prior to the Annual Meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

If you hold shares of our common stock, par value $0.0001 per share (or Common Stock), in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares of Common Stock.

Your proxy is being solicited by our board of directors.  Our board of directors recommends that you vote FOR the election of the nominees listed in the accompanying proxy statement to serve on our board of directors until our 2018 annual meeting of stockholders and until their respective successors are duly elected and qualify and FOR the ratification of Deloitte and Touche LLP as our independent registered public accounting firm for the 2017 fiscal year.

By Order of our Board of Directors,

/s/ Frederick C. Herbst
Frederick C. Herbst
Secretary

New York, New York

May 1, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held June 21, 2017.  The Proxy Statement and our 2016 Annual Report to Stockholders are available on our website at http://www.sutherlandam.com.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 21, 2017

This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the board of directors of Sutherland Asset Management Corporation, a Maryland corporation (or the “Company,” “we,” “our” or “us”), for use at our 2017 annual meeting of stockholders (or the “Annual Meeting”) to be held at the offices of Clifford Chance US LLP,  31 West 52nd Street,  New York, New York, on June 21, 2017, at 10:00 am Eastern Daylight Time, or at any adjournment thereof.

Pursuant to the rules adopted by the Securities and Exchange Commission (or the SEC), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (or the Notice) to our stockholders of record as of May 5, 2017 (or the Record Date). We believe that posting these materials on the Internet enables us to provide stockholders with the information that they need more quickly. It also lowers our costs of printing and delivering these materials and reduces the environmental impact of our Annual Meeting. The Notice and this proxy statement summarize the information you need to know to vote by proxy or in person at the annual meeting.

If you are a registered holder of shares of common stock, par value $0.0001 per share (or Common Stock), as of the close of business on the Record Date, the Notice will be sent directly to you and you may vote your shares of Common Stock in person at the Annual Meeting or by proxy.  If you hold shares of Common Stock in “street name” through a broker or other financial institution the Notice was forwarded to you by such intermediary and, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares of Common Stock.

Shares of Common Stock represented by properly submitted proxies received by us at or prior to the Annual Meeting will be voted according to the instructions specified on such proxies.  Any stockholder of record submitting a proxy retains the power to revoke such proxy at any time prior to its exercise at the Annual Meeting by (i) delivering at or prior to the Annual Meeting a written notice of revocation to Frederick C. Herbst, our Secretary, at Sutherland Asset Management Corporation, 1140 Avenue of the Americas, 7th Floor, New York, New York 10036, (ii) submitting a later dated proxy or (iii) voting in person at the Annual Meeting.  Attending the Annual Meeting will not automatically revoke a stockholder’s previously submitted proxy unless such stockholder votes in person at the Annual Meeting.  If a proxy is properly authorized without specifying any voting instructions and not revoked prior to the Annual Meeting, the shares of Common Stock represented by such proxy will be voted FOR the election of all of the nominees named in this Proxy Statement as directors to serve on our board of directors until our 2018 annual meeting of stockholders and until their successors are duly elected and qualify and FOR the ratification of the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the 2017 fiscal year.  As to any other business which may properly come before the Annual Meeting or any postponements or adjournments thereof, the persons named as proxy holders on your proxy card will vote the shares of Common Stock represented by properly submitted proxies in their discretion.

This Proxy Statement, the Notice of Annual Meeting of Stockholders and the related proxy card are first being sent or made available to stockholders on or about May 1, 2017.

ANNUAL REPORT

This Proxy Statement is accompanied by our Annual Report to Stockholders for the year ended December 31, 2016, including financial statements audited by Deloitte and Touche LLP, our independent registered public accounting firm, and their report thereon, dated March 15, 2017.

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VOTING SECURITIES AND RECORD DATE

Stockholders will be entitled to cast one vote for each share of Common Stock held of record at the close of business on May 5, 2017 with respect to (i) the election of six directors to serve on our board of directors until our 2018 annual meeting of stockholders and until their successors are duly elected and qualify, (ii) the ratification of the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the 2017 fiscal year and (iii) any other proposal for stockholder action that may properly come before the Annual Meeting or any adjournment thereof.

The presence, in person or by proxy, of holders of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter shall constitute a quorum.  Abstentions and broker non‑votes are each included in the determination of the number of shares represented at the Annual Meeting for the purpose of determining whether a quorum is present.  A broker non‑vote occurs when a nominee holding shares for a beneficial owner (i.e. a broker) delivers a properly authorized proxy but does not vote on a particular proposal because such nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner.  Under the rules of the New York Stock Exchange (or NYSE), the only item to be acted upon at the Annual Meeting with respect to which a broker or nominee will be permitted to exercise voting discretion is the ratification of the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the 2017 fiscal year.  Therefore, if you hold your shares in street name and do not give your broker or nominee specific voting instructions on the election of directors, your shares will not be voted on this item, and a broker non‑vote will occur.  Broker non‑votes will have no effect on the voting results for such items.  Abstentions will have no effect on the voting results for any of the proposals.

The disposition of business scheduled to come before the Annual Meeting, assuming a quorum is present, will require the following affirmative votes:  (i) for the election of a director, a plurality of all the votes cast in the election of directors at the Annual Meeting and (ii) for the ratification of the appointment of our independent registered public accounting firm, a majority of all the votes cast on the proposal.  Our board of directors knows of no other matters that may properly be brought before the Annual Meeting.  If other matters are properly introduced, the persons named in the proxy as the proxy holders will vote on such matters in their discretion.

As of the May 1, 2017, we had issued and outstanding 30,549,084 shares of Common Stock.

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EXPLANATORY NOTE

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements.  As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (or the JOBS Act) including the scaled compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b‑2 promulgated under the Securities Exchange Act of 1934 (or the Exchange Act).  In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.  We expect to remain an “emerging growth company” for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.0 billion, (ii) December 31 of the fiscal year that we become a “large accelerated filer” as defined in Rule 12b‑2 under the Exchange Act, which would occur if the market value of our Common Stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (3) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period.

On October 31, 2016, we completed our path to becoming a publicly traded company through our merger with and into a subsidiary of ZAIS Financial Corp. (or ZAIS Financial), with ZAIS Financial surviving the merger and changing its name to Sutherland Asset Management Corporation. Prior to and as a condition to the merger, ZAIS Financial disposed of its seasoned re-performing mortgage loan portfolio, such that, upon the completion of the merger, ZAIS Financial’s assets largely consisted of its GMFS, LLC (or GMFS) origination subsidiary, cash, conduit loans, and residential mortgage backed securities (or RMBS). In connection with the merger, 25,870,420 shares of common stock were issued to our pre-merger common stockholders and 2,288,663 units in the operating partnership subsidiary (or OP units) were issued to our pre-merger OP unit holders. Our pre-merger stockholders held approximately 86% of our stockholders’ equity as a result of, and as of the closing of, the merger, with continuing ZAIS Financial stockholders holding approximately 14% of our stockholders’ equity on a fully diluted basis. Our senior management and board of directors continued on after the consummation of the merger.  The pre-merger officers and directors of ZAIS Financial resigned in connection with the closing of the merger, with the exception of David Holman, a member of ZAIS Financial’s board, who continued on with our board of directors. We were designated as the accounting acquirer because of our larger pre-merger size relative to ZAIS Financial, the relative voting interests of our stockholders after consummation of the merger, and our senior management and board of directors continuing on after the consummation of the merger. Because we were designated as the accounting acquirer, our historical financial statements (and not those of ZAIS Financial) are the historical financial statements following the consummation of the merger and are included in our annual report on Form 10‑K for the year ended December 31, 2016. On November 1, 2016, we began trading on the NYSE under ticker symbol “SLD”. References in this Proxy Statement to “we”,  “us” and “our” prior to the closing of the merger transaction refer to Sutherland Asset Management Corporation and its subsidiaries, a then private real estate investment trust (or REIT).

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1. ELECTION OF DIRECTORS

Board of Directors

Our current board of directors is comprised of six members. Our board of directors has determined that four of its members are independent directors pursuant to the listing standards for independence of the NYSE. Our bylaws (or Bylaws) provide that a majority of the entire board of directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law (or MGCL) nor more than 15. In accordance with our charter and our Bylaws, each director holds office until our next annual meeting of stockholders and until his or her successor has been duly elected and qualifies, or until the director’s earlier resignation, death or removal.

Our senior management and board of directors continued on after the consummation of the ZAIS Financial merger. The pre-merger officers and directors of ZAIS Financial resigned in connection with the closing of the merger, with the exception of David Holman, a member of ZAIS Financial’s board, who continued on with our board of directors.

The following sets forth certain information with respect to our directors:

Name	Age	Position Held
Thomas E. Capasse	60	Chairman of the Company Board of Directors and Chief Executive Officer
Jack J. Ross	59	President
Frank P. Filipps	69	Independent Director
J. Mitchell Reese	57	Independent Director
David L. Holman	69	Independent Director
Todd M. Sinai	47	Independent Director

Information Regarding the Nominees for Re‑Election as Directors

Thomas E. Capasse

Mr. Capasse serves as the Chairman of our board of directors and Chief Executive Officer. Mr. Capasse is a Manager and co-founder of Waterfall Asset Management, LLC (or our Manager). Prior to founding Waterfall, Mr. Capasse managed the principal finance groups at Greenwich Capital from 1995 until 1997, Nomura Securities from 1997 until 2001, and Macquarie Securities from 2001 until 2004. Mr. Capasse has significant and long-standing experience in the securitization market as a founding member of Merrill Lynch’s ABS Group (1983 – 1994) with a focus on mortgage backed securities (“MBS”) transactions (including the initial Subprime Mortgage and Manufactured Housing ABS) and experience in many other ABS sectors. Mr. Capasse began his career as a fixed income analyst at Dean Witter and Bank of Boston. Mr. Capasse received a Bachelor of Arts degree in Economics from Bowdoin College in 1979.

Mr. Capasse is well qualified to serve as a director due to his institutional knowledge with respect to our Company and his significant experience in the securitization market and as a co-founder of our Manager.

Jack J. Ross

Mr. Ross serves as our President and as a member of our board of directors. Mr. Ross is a Manager and co-founder of our Manager. Prior to founding our Manager in January 2005, Mr. Ross was the founder of Licent Capital, a specialty broker/ dealer for intellectual property securitization. From 1987 until 1999, Mr. Ross was employed by Merrill Lynch where he managed the real estate finance and ABS groups. Mr. Ross began his career at Drexel Burnham Lambert where he worked on several of the early ABS transactions and at Laventhol & Horwath where he served as a senior auditor. Mr. Ross received a Masters of Business Administration degree in Finance with distinction from the University of Pennsylvania’s Wharton School of Business in 1984 and a Bachelor of Science degree in Accounting, cum laude, from the State University of New York at Buffalo in 1978.

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Mr. Ross is well qualified to serve as a director due to his significant experience in the securitization market and as a co-founder of our Manager.

Frank P. Filipps

Mr. Filipps is one of our independent directors. He has served since 1995 as a director and chairman of the audit committee of Impac Mortgage Holdings, Inc. (NYSE: IMH) and has served since February 2013 as a director of Orchid Island Capital Corp (NYSE: ORC). From March 2002 to December 2014, Mr. Filipps was a director of Primus Guaranty Limited (NYSE: PRS) and from 2010 to December 2014 he was a director, member of the audit committee and chairman of the compensation committee of Fortegra Financial (NYSE: FRF). From April 2005 to July 2008, Mr. Filipps was Chairman and Chief Executive Officer of Clayton Holdings, Inc. From 1995 to 2005, Mr. Filipps was Chairman, Chief Executive Officer and a Director of Radian Group Inc. Mr. Filipps began his career at Radian in 1992 as Senior Vice President and Chief Financial Officer. In 1994, he was promoted to Executive Vice President and Chief Operating Officer and in 1995 he was named President, Chief Executive Officer and Director. From 1975 to 1992, Mr. Filipps was at American International Group where he served in a number of executive, financial and investment management positions. Mr. Filipps holds a Master of Business Administration degree in corporate finance and international business from the Stern School of Business at New York University and a Bachelor of Arts degree in Economics from Rutgers University in 1969.

We believe that Mr. Filipps is well qualified to serve as a director due to his experience in public and private company governance and his financial experience and knowledge.

J. Mitchell Reese

Mr. Reese is one of our independent directors. He has been the Managing Member of Cintra Capital LLC since June 2001. Prior to founding Cintra, he was a managing director of The Carlyle Group, a private equity firm that manages over $176 billion, where he headed the firm’s U.S. venture capital fund. Previously, Mr. Reese was a managing director of Morgan Keegan & Company, where he served on the board of directors and was head of the mergers and Acquisitions Group, co-head of Investment Banking, and president of the firm’s Merchant Banking subsidiary. He served as a Director of Oxford Finance Corporation, a specialty finance company, from 2002 to 2004. He graduated cum laude with a Bachelor of Arts from Harvard College in 1982 and received an M.B.A. from Harvard Business School in 1986.

We believe that Mr. Reese is well qualified to serve as a director due to his extensive experience in the financial services industry, business leadership and knowledge of financial markets.

David Holman

Mr. Holman is one of our independent directors and served on the board of directors of ZAIS Financial prior to the merger transaction. He was formerly a 27-year partner with the public accounting firm Ernst & Young LLP, in a career spanning over 40 years with the firm. His most recent position with Ernst & Young was in the National Office in New York City where he served for eight years as the Americas Director of Accounting Standards. Previously, he served as the firm’s Director of Accounting & Auditing for the Insurance and Financial Services Industries from 1995 through 2001. During his tenure with Ernst & Young, he also served on the American Institute of Certified Public Accountants (or AICPA) Financial Services Expert Panel, the AICPA Insurance Companies Committee, and several special task forces of these committees. Mr. Holman holds a Bachelor of Science degree from Norther Illinois University.

We believe that Mr. Holman is well qualified to serve as a director due to his accounting expertise and industry experience.

Todd M. Sinai

Mr. Sinai is one of our independent directors. He is a Professor of Real Estate and Business Economics and Public Policy at The University of Pennsylvania — The Wharton School, where he has been a member of the faculty since 1997. Dr. Sinai has particular expertise in commercial real estate and real estate investment trusts, real estate and public economics, risk and pricing in real estate markets, taxation of real estate and capital gains. Dr. Sinai received a Ph.D. in

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Economics from the Massachusetts Institute of Technology in 1997 and a Bachelor of Arts degree in Economics and Mathematics from Yale University in 1992.

We believe that Mr. Sinai is well qualified to serve as a director due to his industry technical expertise and knowledge of financial markets

Our board of directors recommends a vote FOR the re-election of Messrs. Capasse, Ross, Filipps, Reese, Holman and Sinai as directors.

A plurality of all of the votes cast on the proposal at the Annual Meeting at which a quorum is present is necessary to elect a director. Proxies solicited by our board of directors will be voted FOR Messrs. Capasse, Ross, Filipps, Reese, Holman, and Sinai as directors, unless otherwise instructed. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

In accordance with our Bylaws, any vacancies occurring on our board of directors, including vacancies occurring as a result of the death, resignation, or removal of a director, or due to an increase in the size of our board of directors, may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies.

There is no familial relationship among any of the members of our board of directors or executive officers. See “Corporate Governance—Director Independence.”

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2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

On November 9, 2016, the Audit Committee appointed Deloitte & Touche LLP as our independent registered public accounting firm and decided to dismiss PricewaterhouseCoopers LLP as our independent registered public accounting firm. Deloitte & Touche LLP was the independent registered public accounting firm for our company prior to our merger with ZAIS Financial and audited our financial statements for the years ended December 31, 2015 and 2014. The reports of Deloitte & Touche LLP on our financial statements for the fiscal years ended December 31, 2015 and 2014, did not contain any adverse opinion or disclaimer of opinion. PricewaterhouseCoopers, LLP audited the financial statements of ZAIS Financial for the year ended December 31, 2015 and the period ended October 31, 2016, prior to the merger. As noted in the 8‑K filed on November 16, 2016, we did not (i) have any disagreements with PricewaterhouseCoopers, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, LLP, would have caused them to make reference thereto in their reports on the financial statements for such years; or (ii) experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S‑K).

On November 14, 2016, we informed PricewaterhouseCoopers, LLP that they were dismissed. The decision to appoint Deloitte & Touche LLP and dismiss PricewaterhouseCoopers LLP was recommended and subsequently approved by our audit committee. Deloitte & Touche LLP audited our financial statements following the merger for the year ended December 31, 2016.

Our board of directors is requesting that our stockholders ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm. However, our board of directors is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. In the event that ratification of this appointment of independent registered public accounting firm is not approved at the Annual Meeting, the Audit Committee will review its future selection of our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be provided with an opportunity to make a statement if so desired and to respond to appropriate inquiries from stockholders.

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Independent Registered Public Accounting Firm Fees

The following table summarizes the aggregate fees (including related expenses) billed to us for professional services provided by Deloitte & Touche LLP, as applicable for the fiscal year ended December 31, 2016 and for the fiscal year ended December 31, 2015.

	For the Period from	For the Period from
	January 1, 2016 to	January 1, 2015 to
Fee Type	December 31, 2016	December 31, 2015
Audit Fees (1)	$1,527,575	$1,688,330
Audit-Related Fees (2)	132,275	-
Tax Fees (3)	514,000	456,832
Total	$2,173,850	$2,145,162

(1)  This category consists of fees billed and expected to be billed to our company for professional services rendered for the audit of our financial statements for the 2016 fiscal year and other audit services, and fees billed to our company for professional services rendered for the audit of our financial statements for the 2015 fiscal year and other audit services.

(2) This category consists of fees for audit-related services performed by Deloitte & Touche LLP billed and expected to be billed to our company for the 2016 fiscal year and billed to our company for the 2015 fiscal year. During the 2016 fiscal year, audit-related fees exclusively relate to the ZFC merger transaction.

(3) This category consists of fees for tax compliance and consultation services performed by Deloitte & Touche LLP billed and expected to be billed to our company for the 2016 fiscal year and billed to our company for the 2015 fiscal year.

The following table summarizes the aggregate fees (including related expenses) billed to ZAIS Financial for professional services provided by PricewaterhouseCoopers, LLP for the ten months ended October 31, 2016 and for the fiscal year ended December 31, 2015.

	For the Period from	For the Period from
	January 1, 2016 to	January 1, 2015 to
Fee Type	October 31, 2016	December 31, 2015
Audit Fees (1)	$463,500	$2,193,400
Audit-Related Fees (2)	1,249,729	-
Tax Fees (3)	112,785	197,990
All Other Fees (4)	-	9,481
Total	$1,826,014	$2,400,871

(1)  This category consists of fees billed and expected to be billed to our Company for professional services rendered for the audit of our financial statements for the 2016 fiscal year and other audit services, and fees billed to our Company for professional services rendered for the audit of the financial statements of ZAIS Financial for the 2015 fiscal year and other audit services.

(2) This category consists of fees for audit-related services performed by PricewaterhouseCoopers LLP billed and expected to be billed to our Company for the 2016 fiscal year and billed to ZAIS Financial for the 2015 fiscal year.  During the 2016 fiscal year, audit-related fees exclusively relate to the merger transaction.

(3) This category consists of fees for tax compliance and consultation services performed by PricewaterhouseCoopers LLP billed and expected to be billed to our Company for the 2016 fiscal year and billed to ZAIS Financial for the 2015 fiscal year.

(4) This category consists of fees for due diligence on the GMFS transaction performed by PricewaterhouseCoopers LLP billed to ZAIS Financial for the 2015 fiscal year.

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BOARD AND COMMITTEE MATTERS

Board of Directors

Our board of directors is responsible for overseeing our affairs.  Our board of directors may conduct its business through meetings and actions taken by written consent in lieu of meetings.  Our board of directors has adopted Corporate Governance Guidelines that address significant issues of corporate governance and set forth procedures by which our board of directors carries out its responsibilities (or the Guidelines) and the Guidelines encourage and promote the attendance by each director at all scheduled meetings of our board of directors and all meetings of our stockholders.

Committees of our Board of Directors

Our board of directors has three standing committees:  the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.  Each of these committees has a written charter approved by our board of directors.  A copy of each charter can be found on our website at www.sutherlandam.com.

On November, 9, 2016, our board of directors reconstituted the following committees and assigned the directors to serve on each committee as follows:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Frank P. Filipps	✓ (Chair)	✓	-
J. Mitchell Reese	-	✓ (Chair)	✓
Todd M. Sinai	✓	-	✓ (Chair)
David L. Holman	✓	✓	✓

The independent directors who, if re-elected, will serve on each committee following the Annual Meeting and a description of the principal responsibilities of each committee follows:

Audit Committee.  Messrs. Filipps (Chair), Sinai, and Holman are the current members of the Audit Committee. Our board of directors has determined that all of the members of the Audit Committee are independent as required by the NYSE listing standards, SEC rules governing the qualifications of Audit Committee members, the Guidelines, the independence standards adopted by our board of directors, as permitted by the Guidelines (or the Independence Standards) and the written charter of the Audit Committee. Our Board of Directors has also determined, based on its qualitative assessment of their relevant levels of knowledge and business experience, (see “Election of Directors—Information Regarding the Nominees for Re Election as Directors” for a description of Messrs. Filipps’, Sinai’s, and Holman’s respective backgrounds and experience), that Messrs. Filipps, Sinai and Holman each are “financially literate” as required by the NYSE listing standards. In addition, our board of directors has determined that Mr. Filipps qualifies as an “Audit Committee financial expert” for purposes of, and as defined by, the Securities and Exchange Commission (or SEC) rules and has the requisite accounting or related financial management expertise required by NYSE listing standards. The Audit Committee, among other things, acts on behalf of our board of directors to discharge our board of directors’ responsibilities relating to our corporate accounting and reporting practices, the quality and integrity of our consolidated financial statements, our compliance with applicable legal and regulatory requirements, the performance, qualifications and independence of our external auditors, the staffing, performance, budget, responsibilities and qualifications of our internal audit function and reviewing its policies with respect to risk assessment and risk management. The Audit Committee is also responsible for reviewing with management and external auditors our interim and audited financial statements, as well as approving the filing of our interim financial statements, meeting with officers responsible for certifying our annual report on Form 10‑K or any quarterly report on Form 10-Q prior to any such certification and reviewing with such officers disclosures related to any significant deficiencies in the design or operation of internal controls. The Audit Committee is charged with periodically discussing with our external auditors such auditors’ judgments about the quality, not just the acceptability, of our accounting principles as applied in our consolidated financial statements. The specific responsibilities of the Audit Committee are set forth in its written charter.

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Compensation Committee. Messrs. Reese (Chair), Filipps, and Holman are the current members of the Compensation Committee. Our board of directors has determined that all of the members of the Compensation Committee are independent as required by NYSE listing standards, the Guidelines, the Independence Standards and the written charter of the Compensation Committee. The Compensation Committee is responsible for, among other things, evaluating the performance of our Manager, reviewing the compensation and fees payable to our Manager under the management agreement between us and our Manager dated as of May 9, 2016, as amended from time to time (or the Management Agreement), preparing Compensation Committee reports, overseeing the activities of the individuals and committees responsible for administering our 2012 equity incentive plan (or the 2012 Plan) and determining the level of equity based compensation, in consultation with our executive officers, payable to the personnel of our Manager pursuant to such plan. Because the Management Agreement provides that our Manager is responsible for managing our affairs, our officers, who are employees of our Manager, do not receive cash compensation from us for serving as our officers, except that we pay the allocable share of the compensation of our Chief Financial Officer based on the percentage of his time spent managing our affairs. To the extent that we become responsible for paying the compensation or any other employee benefits of the Chief Executive Officer, the Compensation Committee will review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the performance of the Chief Executive Officer in light of those goals and objectives, and determine the Chief Executive Officer’s compensation level based on this evaluation. The Compensation Committee consults with our Manager when recommending to our board of directors the level of awards under the 2012 Plan to be payable to the personnel of our Manager and our Manager’s affiliates.

Under the Management Agreement, we will reimburse our Manager for operating expenses related to us incurred by our Manager, including legal, accounting due diligence and other services. In addition, we may be required to pay our pro rata portion of rent, telephone, utilities, office furniture, machinery, and other office, internal and overhead expenses of our Manager and its affiliates required for our operations. The Compensation Committee is responsible for reviewing the information provided by our Manager to support the determination of our share of such costs. The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee. The specific responsibilities of the Compensation Committee are set forth in its written charter.

Nominating and Corporate Governance Committee. Messrs. Sinai (Chair), Holman, and Reese are current members of the Nominating and Corporate Governance Committee. Our board of directors has determined that all of the members of the Nominating and Corporate Governance Committee are independent as required by NYSE listing standards, the Guidelines, the Independence Standards and the written charter of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things, reviewing periodically and making recommendations to our board of directors on the range of qualifications that should be represented on our board of directors and eligibility criteria for individual board membership, as well as seeking, considering and recommending to our board of directors qualified candidates for election as directors and approving and recommending to the full board of directors the appointment of each of our directors. The Nominating and Corporate Governance Committee reviews and makes recommendations on matters involving the general operation of our board of directors and our corporate governance and annually recommends to our board of directors nominees for each committee of our board of directors. In addition, the committee annually facilitates the assessment of our board of directors’ performance as a whole and that of the individual directors and reports thereon to our board of directors. The specific responsibilities of the Nominating and Corporate Governance Committee are set forth in its written charter.

Report of the Audit Committee

The Audit Committee has furnished the following report for the 2016 fiscal year:

The Audit Committee is responsible for monitoring the integrity of our consolidated financial statements, our system of internal controls, our risk management, the qualifications, independence and performance of our independent registered public accounting firm and our compliance with related legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent registered public accounting firm. The Audit Committee operates under a written charter adopted by our board of directors.

Management is primarily responsible for our financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the

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United States. Deloitte & Touche LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our annual consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to oversee and review the financial reporting process. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by our management and our independent registered public accounting firm.

The Audit Committee held five meetings in 2016, four of which occurred prior to the ZAIS Financial merger. These meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and Deloitte & Touche LLP, our independent registered public accounting firm. At these meetings, among other things, the Audit Committee reviewed the consolidated financial statements contained in our quarterly and annual periodic reports, as applicable, as well as our earnings releases. In addition, the Audit Committee and management discussed with Deloitte & Touche LLP, an independent registered public accounting firm, the overall scope and plans for its audit.

At a meeting held subsequent to December 31, 2016, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP the audited consolidated financial statements for the period ended December 31, 2016, and the related report prepared by Deloitte & Touche LLP. The Audit Committee met with Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee also discussed with Deloitte & Touche LLP matters that independent accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the Public Company Accounting Oversight Board (or PCAOB), including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by Auditing Standards No. 16: Communications with Audit Committees, which included a discussion of Deloitte & Touche LLP’s judgments about the quality (not just the acceptability) of our accounting principles as applied to financial reporting.

The Audit Committee also discussed with Deloitte & Touche LLP its independence from us. Deloitte & Touche LLP provided to the Audit Committee the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communication with audit committees concerning independence and represented that it is independent from us. The Audit Committee also received regular updates on the amount of fees and scope of audit and tax services provided by Deloitte & Touche LLP.

Based on the Audit Committee’s review and these meetings, discussions and reports, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in its written charter, the Audit Committee recommended to our board of directors that our audited consolidated financial statements for the fiscal year ended December 31, 2016 be included in our annual report on Form 10‑K filed with the SEC. The Audit Committee has also appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Frank P. Filipps, Chairperson
Todd M. Sinai

David L. Holman

The foregoing Report of the Audit Committee shall not be deemed under the Securities Act of 1933, as amended (or the Securities Act), or the Exchange Act, to be (i) “soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

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COMPENSATION OF INDEPENDENT DIRECTORS

As described elsewhere in this Proxy Statement, on October 31, 2016, we completed our path to becoming a publicly traded company through our merger with and into a subsidiary of ZAIS Financial, with ZAIS Financial surviving the merger and changing its name to Sutherland Asset Management Corporation.  Our management and board of directors continued after the consummation of the merger, and the pre-merger officers and directors of ZAIS Financial resigned in connection with the closing of the merger, with the exception of David Holman, a member of ZAIS Financial’s board, who continued on with our board of directors.

We pay director’s fees only to those directors who are independent under the NYSE listing standards. Prior to the merger, ZAIS Financial paid a $45,000 annual base director’s fee in cash to each of its independent directors. In addition, the chairs of the Audit, Compensation and Nominating and Corporate Governance Committees received an additional annual cash retainer of $10,000. Each independent director also received a fee of $2,000 for attending each committee meeting. Base independent directors’ fees were paid 100% in cash.  Additionally, ZAIS Financial reimbursed all members of its board of directors for their travel expenses incurred in connection with their attendance at full meetings of the board of directors and its committees.

We pay a $50,000 fee to each independent director. Base independent directors’ fees are paid 100% in cash, but we may in the future pay all or a portion of this fee in equity-based awards. We reimbursed all members of our board of directors for their travel expenses incurred in connection with their attendance at full meetings of our board of directors and its committees.

For fiscal year 2017, in addition to the $50,000 annual base director’s fee to be paid to each of our independent directors, the chair of the Audit Committee will receive an annual cash retainer of $15,000. The chairs of the Compensation and Nominating and Corporate Governance Committees will receive an additional cash retainer of $5,000. Committee members serving in a non-chairman role will receive an additional cash retainer of $3,000. We will continue to reimburse all members of our board of directors for their travel expenses incurred in connection with their attendance at full meetings of our board of directors and its committees.

Our independent directors are also generally eligible to receive restricted Common Stock, options and other equity-based equity awards under our 2012 Plan.

The following table summarizes the annual compensation received by our independent directors for the period from January 1, 2016 through December 31, 2016.

Name	Fees Earned or Paid in Cash($)(1)	Restricted Stock Awards ($)	Total ($)
Frank P. Filipps	$50,000	$-	$50,000
J. Mitchell Reese	50,000	-	50,000
Todd M. Sinai	50,000	-	50,000
David Holman(2)	77,333	-	77,333
Daniel Mudge(3)	69,000	-	69,000
Marran Ogilvie(3)	69,000	-	69,000

(1) Amounts in this column represent annual board fees and annual chair fees paid to independent directors in 2016.

(2) Mr. Holman served as  an independent director of ZAIS Financial prior to the merger transaction and continued on as one of our independent directors following the completion of the merger.

(3) Served as a director of ZAIS Financial prior to the ZAIS Financial merger transaction and resigned from the board in connection with the closing of the merger transaction. The compensation related information represents compensation received from January 1, 2016 through the completion of the merger on October 31, 2016.

On March 29, 2017, each independent director received a one-time grant of 5,000 restricted stock units (or RSUs), vesting immediately on a one-for-one basis for 5,000 shares of our Common Stock, as compensation for service to date. Each independent director also received an annual grant of 5,000 RSUs on March 29, 2017, and we expect to make similar grants on January 1st of each year. The RSUs will vest on a one-for-one basis for shares of our Common Stock in equal

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quarterly installments over a one year period. Dividend equivalent rights will be paid on unvested RSUs at the same rate and at the same time as dividends on the Company’s Common Stock. For a discussion of dividend equivalent rights, see “Executive Compensation—2012 Equity Incentive Plan and Other Matters—Awards Under the Plan—Dividend Equivalents.”

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CORPORATE GOVERNANCE

Role of our Board and Risk Oversight

Pursuant to our charter and Bylaws, our business and affairs are managed under the direction of our board of directors. Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in our day-to-day operations. Members of our board of directors keep informed of our business by participating in meetings of our board of directors and its committees, by reviewing analyses, reports and other materials provided to them and through discussions with our Manager and our executive officers.

In connection with their oversight of risk to our business, our board of directors and the Audit Committee consider feedback from our Manager concerning the risks related to our business, operations and strategies. The Audit Committee discusses and reviews policies with respect to our risk assessment and risk management, including guidelines and policies to govern the process by which risk assessment and risk management is undertaken, the adequacy of our insurance coverage, our interest rate risk management, our counterparty and credit risks, our capital availability and refinancing risks. Our Manager regularly reports to our board of directors on our leverage policies, our asset origination and acquisition processes, any asset impairments and our qualification as a REIT and whether we remain excluded from registration as an investment company under the Investment Company Act of 1940, as amended. Members of our board of directors routinely meet with our Manager and our executive officers, as appropriate, in connection with their consideration of matters submitted for the approval of our board of directors and the risks associated with such matters.

Our board of directors believes that its composition protects stockholder interests and provides sufficient independent oversight of our Manager. A majority of our current directors are “independent” under NYSE standards, as more fully described elsewhere in this Proxy Statement. The independent directors intend to meet separately from the personnel of our Manager on at least a quarterly basis and are very active in the oversight of our Company. The independent directors oversee such critical matters as the integrity of our financial statements, the evaluation and compensation of our Manager and the selection and evaluation of directors.

Each independent director has the ability to add items to the agenda of board of directors meetings or raise subjects for discussion that are not on the agenda for that meeting. In addition, our board of directors and each board of directors committee have complete and open access to our Manager and its officers, employees and other personnel who support our Manager in providing services to us under the Management Agreement.

Our board of directors believes that its majority independent composition, and the roles that our independent directors perform, provided effective corporate governance at the board of directors level and independent oversight of both our board of directors and our Manager. Our board believes that current governance structure, when combined with the functioning of the independent director component of our board of directors and our overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of our business and affairs.

Code of Conduct and Ethics

Our board of directors has adopted a Code of Conduct and Ethics (or the Code of Conduct and Ethics). Our Code of Conduct and Ethics applies to our officers, directors, employees, and independent contractors and to our Manager and our Manager’s officers and employees. Among other matters, our Code of Conduct and Ethics is designed to deter wrongdoing and promote:

•honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

•full, fair, accurate, timely and understandable disclosure in our public communications;

•compliance with applicable governmental laws, rules and regulations;

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•prompt internal reporting of violations of the Code of Conduct and Ethics to appropriate persons identified in the code; and

•accountability for adherence to the Code of Conduct and Ethics.

Any waiver of the Code of Conduct and Ethics for our executive officers or directors may be made only by our board of directors or one of its committees and will be promptly disclosed if and to the extent required by law or stock exchange regulations.

The Code of Conduct and Ethics is available for viewing on our website at www.sutherlandam.com.

Corporate Governance Guidelines

Our board of directors has adopted the Guidelines. Among the areas addressed by the Guidelines are the composition of our board of directors, its functions and responsibilities, its standing committees, director qualification standards, access to management and independent advisors, director compensation, management succession, director orientation and continuing education and the annual performance evaluation and review of our board of directors and committees. The Guidelines are available for viewing on our website at www.sutherlandam.com.

Director Independence

The Guidelines provide that a majority of the directors serving on our board of directors must be independent as required by NYSE listing standards. In addition, as permitted under the Guidelines, our board of directors has included within our Independence Standards the NYSE’s independence standards to assist it in making determinations with respect to the independence of directors. The Independence Standards are available for viewing on our website at www.sutherlandam.com. Based upon its review of all relevant facts and circumstances, our board of directors has affirmatively determined that four of our six current directors—Frank P. Filipps, David Holman, J. Mitchell Reese and Todd M. Sinai—qualify as independent directors under the NYSE listing standards and the Independence Standards.

Review, Approval or Ratification of Transactions with Related Persons

We do not have a policy that expressly prohibits our directors, officers, security holders and affiliates from engaging for their own account in business activities of the types conducted by us. However, our Code of Conduct and Ethics contains a conflicts of interest policy that prohibits our directors, officers and employees from engaging in any transaction that involves an actual conflict of interest with us as determined by a majority of our directors. Additionally, we will not purchase any assets from, or issued by, certain other funds and managed accounts for which our Manager serves as the investment adviser or any entity managed by our Manager or our Manager’s affiliates, or sell any asset to any such entity without the consent of a majority of our board of directors, including a majority of our independent directors. See “Certain Relationships and Related Transactions—Conflicts of Interest and Related Party Transactions.”

Identification of Director Candidates

The Nominating and Corporate Governance Committee is responsible, pursuant to the Guidelines and its charter, for identifying director candidates for our board of directors and for recommending director candidates to our board of directors for consideration as nominees to stand for election at our annual meetings of stockholders. Director candidates are recommended for nomination for election as directors in accordance with the procedures set forth in the charter of the Nominating and Corporate Governance Committee.

We seek highly qualified director candidates from diverse business, professional and educational backgrounds who combine a broad spectrum of experience and expertise with a reputation for the highest personal and professional ethics, integrity and values. The Nominating and Corporate Governance Committee periodically reviews the appropriate skills and characteristics required for our directors in the context of the current composition of our board of directors, operating requirements and the long-term interest of our stockholders. In accordance with the Guidelines, directors should possess the highest personal and professional ethics, integrity and values, exercise good business judgment and be committed to representing our long-term interest and those of our stockholders and have an inquisitive and objective perspective, practical wisdom and mature judgement. The Nominating and Corporate Governance Committee reviews director

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candidates with the objective of assembling a slate of directors that can best fulfill and promote our goals, regardless of gender, age or race, and recommends director candidates based upon contributions they can make to our board of directors and management, and their ability to represent our long-term interests and those of our stockholders.

Upon determining the need for additional or replacement board members, the Nominating and Corporate Governance Committee identifies director candidates and assesses such director candidates based upon information it receives in connection with the recommendation or otherwise possesses, which assessment may be supplemented by additional inquiries. In conducting this assessment, the Nominating and Corporate Governance Committee considers knowledge, experience, skills, diversity and such other factors as it deems appropriate in light of our current needs and those of our board of directors. The Nominating and Corporate Governance Committee may seek input on such director candidates from other directors, including the Chairman of our board of directors, and other personnel of our Manager and recommends director candidates to our board of directors for nomination. The Nominating and Corporate Governance Committee does not solicit director nominations, but it will consider recommendations by stockholders with respect to elections to be held at an annual meeting, so long as such recommendations are sent on a timely basis in accordance with the advanced notice procedures set forth in our Bylaws as described below and in accordance with applicable law. The Nominating and Corporate Governance Committee will evaluate nominees recommended by stockholders against the same criteria that it uses to evaluate other nominees. The Nominating and Corporate Governance Committee may, in its sole discretion, engage one or more search firms or other consultants, experts or professionals to assist in, among other things, identifying director candidates or gathering information regarding the background and experience of director candidates. If the Nominating and Corporate Governance Committee engages any such third party, the Nominating and Corporate Governance Committee will have sole authority to approve any fees or terms of retention relating to these services.

Our stockholders of record who comply with the advanced notice procedures set forth in our Bylaws may nominate candidates for election as directors in opposition to those identified by the Nominating and Corporate Governance Committee. Our Bylaws currently provide that any stockholder intending to nominate a director or present a stockholder proposal of other business for consideration at the 2018 annual meeting of stockholders must notify us in writing no earlier than the 150th day and not later than 5:00 p.m. Eastern Time, on the 120th day prior to the first anniversary of the date of the Proxy Statement for the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after the anniversary of the date of the preceding year’s annual meeting of stockholders, to be timely, notice by the stockholder must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the first anniversary of the date that the proxy statement for the preceding year’s annual meeting was first released to stockholders, unless the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding years annual meeting, in which case, such notice must be received no earlier than the 150th day before the date of such annual meeting, as originally convened, and no later than the later of the 120th day before the date of such meeting as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, to submit a director candidate for consideration for nomination at our 2018 annual meeting of stockholders, stockholders must submit the recommendation, in writing, by January 1, 2018, but in no event earlier than December 2, 2017. The written notice must set forth the information and include the materials required by our Bylaws. The advanced notice procedures set forth in our Bylaws do not affect the right of stockholders to request the inclusion of proposals in our Proxy Statement pursuant to SEC rules.    See “Submission of Stockholder Proposals” for information regarding providing timely notice of stockholder proposals under SEC rules.

Any such nomination should be sent to Frederick Herbst, our Secretary, at Sutherland Asset Management Corporation, 1140 Avenue of the Americas, 7th Floor, New York, New York 10036, and, to the extent applicable, must include the information and other materials required by our Bylaws.

Personal Loans to Executive Officers and Directors

We comply with, and operate in a manner consistent with, applicable law prohibiting extensions of credit in the form of personal loans to or for the benefit of our directors and executive officers.

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Director Attendance at Annual Meetings of Stockholders

We have scheduled a board meeting in conjunction with our annual meeting of stockholders and, as set forth in the Guidelines, our policy is to encourage and promote the attendance by each director at all scheduled meetings of our board of directors and all meetings of our stockholders.

Communications with our Board of Directors

Stockholders or other interested parties may communicate in writing with our directors, a committee of our board of directors, our independent directors as a group or our board of directors generally. Any such communications may be sent to our board of directors by U.S. mail or overnight delivery and should be directed to our Secretary at Sutherland Asset Management Corporation, 1140 Avenue of the Americas, 7th Floor, New York, New York 10036, who will forward them to the intended recipient(s). Any such communications may be made anonymously. Unsolicited advertisements, invitations to conferences or promotional materials, in the discretion of our Secretary, are not required, however, to be forwarded to the directors.

Executive Sessions of Independent Directors

The independent directors serving on our board of directors intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of our board of directors, and additionally as needed, with the presence of any directors or other persons who are part of our management. These executive sessions of our board of directors will be presided over by the Chairman of the Audit Committee.

Corporate Governance Review

In overseeing our corporate policies and our overall performance and direction, our board of directors has adopted the approach of operating in what it believes are the long-term best interests of our company and our stockholders. In operating under these principles, our board of directors continuously reviews our corporate governance structure and considers whether any changes are necessary or desirable. As part of this review, our board of directors has adopted a number of corporate governance guidelines to better align the interests of our directors with those of our stockholders. As part of this review, our board of directors also considered an amendment to our bylaws to allow our stockholders (without the concurrence of our board of directors) to implement bylaw amendments. After careful consideration of this matter, our board of directors concluded that it remains in the best interests of our stockholders and our Company if authority to amend our bylaws is vested exclusively in our board of directors as is permitted by Maryland law and which has been the case since our formation in 2013. This arrangement has served our interests well, our board of directors believes, because under Maryland law, our directors owe legal duties to our stockholders that require them to act with a reasonable belief that their actions are in the best interests of all stockholders and the best interests of our Company. On the other hand, under Maryland law, stockholders are not bound by any such legal duty and are permitted to take or to recommend actions that are in their own individual interests as stockholders without taking into account the broader interests of other stockholders or the interests of our Company. Beyond this factor, a significant percentage of our stockholders at any given time could consist of exchange traded or index funds that do not normally exercise independent judgment on matters presented to stockholders. As a result of these factors, we believe that our directors are in the best position to consider possible future bylaw amendments (including those proposed by our stockholders in accordance with the provisions of our bylaws) and will adopt such amendments only after concluding that such amendments are in the best interests of our stockholders and of our Company.

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INFORMATION REGARDING OUR EXECUTIVE OFFICERS

We are externally managed and advised by our Manager, Waterfall Asset Management, LLC.  We rely on our Manager to provide or obtain, on our behalf, the personnel and services necessary for us to conduct our business. Pursuant to the terms of our Management Agreement, our Manager and its affiliates provide us with our management team, including our Chief Executive Officer, Chief Financial Officer, and Chief Investment Officer, along with appropriate support personnel. All of the officers of the company are employees of Waterfall or its affiliates.

The following sets forth certain information with respect to our executive officers:

Name	Age	Position Held with the Company
Thomas E. Capasse	60	Chairman of the Company Board of Directors and Chief Executive Officer
Jack J. Ross	59	President and Director
Thomas Buttacavoli	39	Chief Investment Officer
Frederick C. Herbst	59	Chief Financial Officer

For the biography of Mr. Capasse and Mr. Ross, please see “Election of Directors—Information Regarding the Nominees for Re-Election as Directors.”

Thomas Buttacavoli

Mr. Buttacavoli is our Chief Investment Officer and Portfolio Manager of our small balance commercial (or SBC) loan portfolio and is a Manager, a Managing Director and co-founder of Waterfall. Prior to joining Waterfall in 2005, Mr. Buttacavoli was a Structured Finance Analyst specializing in intellectual property securitization at Licent Capital. Prior to joining Licent Capital, he was a Strategic Planning Analyst at BNY Capital Markets. Mr. Buttacavoli started his career as a Financial Analyst within Merrill Lynch’s Partnership Finance Group. Mr. Buttacavoli received a Bachelor of Arts degree in Finance and Accounting from New York University’s Stern School of Business in 1999.

Frederick C. Herbst

Mr. Herbst currently serves as our Chief Financial Officer. Mr. Herbst also serves as a Managing Director of Waterfall. Prior to 2009, Mr. Herbst was Chief Financial Officer of Clayton Holdings, Inc., a publicly traded provider of analytics and due diligence services to participants in the mortgage industry. Prior to Clayton Holdings, he was Chief Financial Officer of Arbor Realty Trust, Inc., a publicly traded real estate investment trust, from 2003 until 2005, and of Arbor Commercial Mortgage, LLC from 1999 until 2005. Prior to joining Arbor, Mr. Herbst was Chief Financial Officer of The Hurst Companies, Inc., Controller with The Long Island Savings Bank, FSB, Vice President Finance with Eastern States Bankcard Association and a Senior Manager with Ernst & Young. Mr. Herbst received a Bachelor of Arts degree in Accounting from Wittenberg University in 1979. Mr. Herbst became a Certified Public Accountant in 1983.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

We are managed by our Manager pursuant to the Management Agreement. Under the Management Agreement, we pay our Manager the management fees and the incentive distribution described in “Certain Relationships and Related Transactions—Management Agreement.”  Our named executive officers, Messrs. Capasse, Ross, Buttacavoli, and Herbst, are employees of our Manager and do not receive cash compensation from us for serving as our executive officers. In their capacities as officers or personnel of our Manager or its affiliates, they will devote such portion of their time to our affairs as is necessary to enable our Company to effectively operate our business. However, we pay (i) the allocable share of the compensation of our Chief Financial Officer’s compensation so long as he is exclusively dedicated to our affairs, and (ii) the allocable share of the compensation of other personnel hired by our Manager who are dedicated primarily to us based on the percentage of time spent managing our affairs.

Except for certain equity grants, our Manager compensates each of our executive officers. We will pay our Manager a management fee and incentive distribution and our Manager will use the proceeds from the management fee and incentive distribution in part to pay compensation to its officers and personnel. We do not determine the compensation payable to our officers by our Manager. Our Manager, in its discretion, determines the levels of base salary and cash incentive compensation earned by its officers and whether and to what extent our officers will be provided with pension, deferred compensation and other employee benefit plans and programs. We have adopted the 2012 equity incentive plan, under which we may provide incentive compensation to our officers, our directors, our Manager’s personnel, and other service providers to encourage their efforts toward our continued success, long-term growth and profitability and to attract, reward and retain key personnel.

Equity Compensation

The Compensation Committee may, from time to time, grant equity-based awards designed to align the interests of our Manager and the personnel of our Manager and our Manager’s affiliates who support our Manager in providing services to us under the Management Agreement with those of our stockholders, by allowing our Manager and personnel of our Manager and our Manager’s affiliates to share in the creation of value for our stockholders through stock appreciation and dividends. These equity-based awards, when granted, will be generally subject to time-based vesting requirements designed to promote retention and to achieve strong performance for us. These awards further provide flexibility to us to enable our Manager to attract, motivate and retain talented individuals. We have adopted the 2012 Plan, which provides for the issuance of equity-based awards, including stock options, restricted shares of Common Stock, phantom shares, dividend equivalent rights, restricted limited partner profit interests (or LTIP units) and other restricted limited partnership units issued by Sutherland Asset Management Corporation (or our Operating Partnership) and other equity-based awards.

Our board of directors has delegated its administrative responsibilities under the 2012 Plan to the Compensation Committee. In its capacity as plan administrator, the Compensation Committee has the authority to make awards to our Manager, our directors and officers and the employees and other personnel of our Manager and our Manager’s affiliates who support our Manager in providing services to us under the Management Agreement, and to determine what form the awards will take and the terms and conditions of the awards. The Compensation Committee has not adopted a formal equity incentive compensation program for 2016.

As of the date hereof, 40,000 RSUs were granted pursuant to the 2012 Plan.

For additional information about the 2012 Plan, see “—2012 Equity Incentive Plan and Other Matters.”

Compensation of Executive Officers

We do not have agreements with any of our executive officers or any employees of our Manager or our Manager’s affiliates with respect to their cash compensation. Our named executive officers, Messrs. Capasse, Ross, Buttacavoli, and Herbst are employees of our Manager and do not receive cash compensation from us for serving as our executive officers.

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Pursuant to the Management Agreement, we pay the allocable share of the compensation of our Chief Financial Officer based on the percentage of his time spent managing our affairs.

The following table below sets forth the compensation of Mr. Herbst, our Chief Financial Officer, reimbursed by us to our Manager for the fiscal year ended December 31, 2016.

Other than with respect to Mr. Herbst, we did not pay or make any reimbursement for any compensation paid to our named executive officers for the fiscal year ended December 31, 2016.

Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (1)	Total ($)
2016	$ 220,000	$ 550,000	-	-	-	$ 34,617	$ 804,617
2015	$ 216,667	$ 475,000	-	-	-	$ 36,547	$ 728,214
2014	$ 200,000	$ 500,000	-	-	-	$ 19,891	$ 719,891
(1) This amount represents tax gross-up and medical and dental benefits reimbursed by Sutherland to our Manager

Grants of Plan‑Based Awards

We did not grant any plan-based awards to our named executive officers during the 2016 fiscal year.

Outstanding Equity Award at Fiscal Year‑end

We did not grant any plan-based awards to our named executive officers during the 2016 fiscal year. Accordingly, there are no outstanding equity awards at fiscal year-end 2016.

Option Exercises and Stock Vested

We did not grant any plan-based awards to our named executive officers during the 2016 fiscal year. Accordingly, there have been no exercises of any option awards, and no awards have vested at the fiscal year-end 2016.

Pension Benefits

Our named executive officers received no benefits in the 2016 fiscal year from us under defined pension or defined contribution plans.

Nonqualified Defined Contribution and other Nonqualified Deferred Compensation

We do not have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for our named executive officers.

Potential Payments Upon Termination or Change in Control

Our named executive officers are employees of our Manager or our Manager’s affiliates and therefore we have no obligation to pay them any form of compensation upon their termination of employment. See “—2012 Equity Incentive Plan and Other Matters—Change in Control” for a discussion of the “change in control” provisions under the 2012 Plan.

2012 Equity Incentive Plan and Other Matters

We have adopted the 2012 Plan to provide incentive compensation to attract and retain qualified directors, officers, advisors, consultants and other personnel, including our Manager and our Manager’s affiliates and personnel of our Manager or our Manager’s affiliates. The 2012 Plan is administered by the Compensation Committee. The 2012 Plan permits the granting of stock options, restricted shares of Common Stock, phantom shares, dividend equivalent rights, restricted LTIP units and other restricted limited partnership units issued by the Operating Partnership and other equity-based awards.

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Administration

The Compensation Committee has the full authority to administer and interpret the 2012 Plan, to authorize the granting of awards, to determine the eligibility of directors, officers, advisors, consultants and other personnel, including our Manager and our Manager’s affiliates and personnel of our Manager or our Manager’s affiliates to determine the number of shares of Common Stock to be covered by each award (subject to the individual participant limitations provided in the 2012 Plan), to determine the terms, provisions, and conditions of each award (which may be inconsistent with the terms of the 2012 Plan), to prescribe in the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the 2012 Plan or the administration or interpretation thereof. In connection with this authority, the committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such award to lapse. The 2012 Plan is administered by the Compensation Committee, which consists of three non-employee directors, each of whom is, to the extent required by Rule 16b-3 under the Exchange Act,  a non-employee director, and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (or the Internal Revenue Code) and intend that grants be exempt from the restriction of Section 162(m), qualify as an outside director for purposes of Section 162(m) of the Internal Revenue Code, or, if no committee exists, our board of directors. References below to the committee include a reference to our board for those periods in which our board is acting.

Available shares

The 2012 Plan provides for grants of stock options, restricted shares of Common Stock, phantom shares, restricted stock units, dividend equivalent rights, LTIP units and other restricted limited partnership units issued by our Operating Partnership and other equity-based awards up to, in the aggregate, the equivalent of 5% of the issued and outstanding shares of our Common Stock from time to time (on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities into shares of Common Stock)) at the time of the award. At December 31, 2016, no awards had been granted under the 2012 Plan. If an option or other award granted under the 2012 Plan expires or terminates, the shares subject to any portion of the award that expires, forfeits or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards. Unless previously terminated by our board of directors, no new award may be granted under the 2012 Plan after the tenth anniversary of the earlier of the date that such plan was initially approved by (i) our board of directors or (ii) our stockholders. No award may be granted under the 2012 Plan to any person who, assuming exercise of all options and payment of all awards held by such person would own or be deemed to own more than 9.8% of the outstanding shares of our Common Stock.

Awards Under the Plan

Stock Options.  The terms of specific options, including whether options shall constitute “incentive stock options” for purposes of Section 422(b) of the Internal Revenue Code, shall be determined by the Compensation Committee. The exercise price of an option shall be determined by the Compensation Committee and reflected in the applicable award agreement. The exercise price with respect to incentive stock options may not be lower than 100% (110% in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan) of the fair market value of our Common Stock on the date of grant. Each option will be exercisable after the period or periods specified in the award agreement, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan). Options will be exercisable at such times and subject to such terms as determined by the Compensation Committee.

Restricted Shares of Common Stock.  A restricted share award is an award of shares of Common Stock that is subject to restrictions on transferability and such other restrictions, if any, as the committee may impose at the date of grant. Grants of restricted shares of Common Stock will be subject to vesting schedules as determined by the Compensation Committee. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. Unless otherwise stated in the applicable award agreement, a participant granted restricted shares of Common Stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the restricted shares of Common Stock.

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Although dividends may be paid on restricted shares of Common Stock, whether or not vested, at the same rate and on the same date as on shares of our Common Stock, holders of restricted shares of Common Stock are prohibited from selling such shares until they vest.

Phantom Shares.  Phantom shares, when issued, will reduce the number of shares available for grant under the 2012 Plan and will vest as provided in the applicable award agreement. A phantom share represents a right to receive the fair market value of a share of Common Stock, or, if provided by the Compensation Committee, the right to receive the fair market value of a share of Common Stock in excess of a base value established by the Compensation Committee at the time of grant. Phantom shares may generally be settled in cash or by transfer of shares of Common Stock (as may be elected by the participant or the committee, as may be provided by the committee at grant). The committee may, in its discretion and under certain circumstances, permit a participant to receive as settlement of the phantom shares installments over a period not to exceed ten years.

Dividend Equivalents.  A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or shares of Common Stock) of dividends paid on shares of Common Stock otherwise subject to an award. The Compensation Committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional shares of Common Stock. The Compensation Committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate.

Restricted Limited Partnership Units.  A restricted limited partnership unit represents units of limited partnership interest of our operating partnership (or OP units) or may include LTIP units that are structured as profit interests in the Operating Partnership, providing distributions to the holder of the award based on the achievement of specified levels of profitability by the Operating Partnership or the achievement of certain goals or events. The restricted OP units may be convertible into or exchangeable for other securities of the Operating Partnership or into shares of our capital stock. The Compensation Committee will establish all other limitations and conditions of awards of restricted OP units as it deems appropriate.

Other share‑based awards.  The 2012 Plan authorizes the granting of other awards based upon shares of our Common Stock (including the grant of securities convertible into shares of Common Stock and share appreciation rights), subject to terms and conditions established at the time of grant.

Change in Control

The 2012 Plan provides that, in the event of a “change in control” (as such term is defined in the 2012 Plan), the Compensation Committee shall take any such action as in its discretion it shall consider necessary to maintain each grantee’s rights under the 2012 Plan (including under each such grantee’s applicable award agreement) so that such grantee’s rights are substantially proportionate to the rights existing prior to such event, including, without limitation, adjustments in the number of shares, options or other awards granted, the number and kind of shares or other property to be distributed in respect of any options or rights previously granted under the plan, and the exercise price, purchase price, and performance-based criteria established in connection with any grants (to the extent consistent with Section 162(m) of the Internal Revenue Code, as applicable).

Other Changes

Our board of directors may amend, alter, suspend, or discontinue the 2012 Plan but cannot take any action that would materially impair the rights of a participant’s existing grants without the participant’s consent, unless necessary for compliance with applicable law or legislation or to meet the requirements of any accounting standard or to correct an administrative error. To the extent necessary and desirable (including, as required by law or any stock exchange rules) our board of directors must obtain approval of our stockholders for any amendment that would:

•other than through adjustment as provided in the 2012 Plan, increase the total number of shares of Common Stock reserved for issuance under the 2012 Plan; or

•change the class of officers, directors, employees, consultants and advisors eligible to participate in the 2012 Plan.

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The Compensation Committee or our board of directors may amend the terms of any award granted under the 2012 Plan, prospectively or retroactively, but, generally may not impair the rights of any participant without his or her consent.

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Exchange Act.

Equity Compensation Plan Information

The 2012 Plan authorizes the Compensation Committee to approve grants of equity-based awards to our officers and directors and officers and employees of the Manager and its affiliates. The 2012 Plan provides for grants of equity awards up to, in the aggregate, the equivalent of 5% of the issued shares of common stock outstanding from time to time (on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities into shares of common stock)) at the time of the award. At December 31, 2016, no awards had been granted under the 2012 Plan, and 1,643,570 shares were available for future issuance under the 2012 Plan, based on a total of 30,549,084 shares of common stock and 2,322,321 OP units.

The following table presents certain information about our 2012 Plan as of December 31, 2016:

Award	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column of this table (1)
Equity compensation plans approved by stockholders	-	-	-
Equity compensation plans not approved by stockholders (2)	-	-	1,643,570
Total	-	-	1,643,570

(1) The 2012 Plan provides for grants of equity awards up to, in the aggregate, the equivalent of 5% of the issued and outstanding shares of our common stock from time to time (on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities into shares of common stock)) at the time of the award.

(2) The 2012 Plan was adopted in December 2012, prior to completion of ZAIS Financial's IPO.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our outstanding shares of Common Stock (or 10% Holders) to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities.  Directors, executive officers and 10% Holders are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms and amendments thereto filed during any given year.

Based on the review of copies of the Section 16(a) reports and amendments thereto furnished to us and/or written representations from our directors, executive officers and 10% Holders that no other reports were required to be filed, we believe that for the period from January 1, 2016 through December 31, 2016 our directors, executive officers and 10% Holders complied with all Section 16(a) filing requirements applicable to them.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Conflicts of Interest and Related Party Transactions

Asset Allocations

We are subject to conflicts of interest arising out of our relationship with our Manager and its affiliates. Frederick Herbst, who is employed by our Manager and serves as our Chief Financial Officer, is dedicated exclusively to us and five of our Manager’s accounting professionals also are dedicated exclusively to us. With the exception of our ReadyCap origination and acquisition subsidiaries and our GMFS subsidiaries, which will employ their own personnel, we do not expect to have our own employees. In addition, we expect that our Chief Executive Officer, President, portfolio managers and any other appropriate personnel of our Manager will devote such portion of their time to our affairs as is necessary to enable us to effectively operate our business. Our Manager and our officers may have conflicts between their duties to us and their duties to, and interests in, our Manager and its affiliates. Our Manager is not required to devote a specific amount of time or the services of any particular individual to our operations. Our Manager manages or provides services to other clients, and we will compete with these other clients for our Manager’s resources and support. The ability of our Manager and its officers and personnel to engage in other business activities may reduce the time they spend advising us.

There may also be conflicts in allocating assets that are suitable for us and other clients of our Manager and its affiliates. Our Manager manages a series of funds and a limited number of separate accounts, which focus on a range of asset backed securities (or ABS) and other credit strategies. With the exception of the Waterfall Olympic Offshore Fund, Ltd. (or the Olympic Fund) discussed below, none of these other funds or separate accounts focus on small balance commercial (or SBC) loans as their primary business strategy.

To address certain potential conflicts arising from our relationship with our Manager or its affiliates, our Manager has agreed in the side letter agreement that, for so long as the Management Agreement is in effect, neither it nor any of its affiliates will (i) sponsor or manage any additional investment vehicle where we do not participate as an investor whose primary investment strategy will involve SBC mortgage loans, unless our Manager obtains the prior approval of a majority of our board of directors (including a majority of our independent directors), or (ii) acquire a portfolio of assets, a majority of which (by value or unpaid principal balance (or UPB)) are SBC mortgage loans on behalf of another investment vehicle (other than acquisitions of SBC ABS), unless we are first offered the investment opportunity and a majority of our board of directors (including a majority of our independent directors) decides not that we will not acquire such assets.

In March 2014, due to the size of SBC mortgage loan opportunities, which exceeded our financing capacity at that time, our Manager sponsored the Olympic Fund. The Olympic Fund was established to invest in assets that may not be qualifying assets for REIT purposes or to invest in SBC loan assets that we decline to purchase for any reason. The Olympic Fund purchased SBC mortgage loans for $480.6 million over 16 transactions from March 31, 2014 through December 31, 2016. These opportunities were first presented to us and a majority of our board of directors (including a majority of our independent directors) decided not to cause us to acquire such assets, and consented to the formation of the Olympic Fund. Our Manager will continue to seek the consent of our board of directors (including a majority of our independent directors) before allocating asset opportunities to the Olympic Fund, and anticipates that as our debt and equity financing sources continue to grow, our Manager will only allocate asset opportunities to the Olympic Fund that are not qualifying REIT assets.

The side letter agreement does not cover SBC ABS acquired in the market and non-real estate secured loans, and we may compete with other existing clients of our Manager and its affiliates, including the Olympic Fund, other funds managed by our Manager that focus on a range of ABS and other credit strategies and separately managed accounts, and future clients of our Manager and its affiliates in acquiring SBC ABS, non-real estate secured loans and portfolios of assets less than a majority of which (by value or UPB) are SBC loans, and in acquiring other target assets that do not involve SBC loans. As of December 31, 2016, the Olympic Fund, these other funds and the separately managed accounts had funds available for investment of $80.2 million, $480.5 million and $128.2 million, respectively.

We will pay our Manager substantial management fees regardless of the performance of our portfolio. Our Manager’s entitlement to a base management fee, which is not based upon performance metrics or goals, might reduce its incentive

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to devote its time and effort to seeking assets that provide attractive risk-adjusted returns for our portfolio. This in turn could hurt both our ability to make distributions to our stockholders and the market price of our common stock.

The Management Agreement was negotiated between related parties and their terms, including fees payable, may not be as favorable to us as if they had been negotiated with unaffiliated third parties.

ZAIS Financial Advisor Termination Agreement

Concurrently with the execution of the ZAIS Financial merger agreement, ZAIS Financial, together with its operating partnership and external manager, entered into a termination agreement (or the Termination Agreement) with us and certain of our subsidiaries. Pursuant to the Termination Agreement, effective upon the closing of the merger transaction, the ZAIS Financial investment advisory agreement was terminated and we paid the ZAIS Financial advisor a termination fee in the amount of $8,000,000.  The terms of the ZAIS Financial investment advisory agreement were described in the Joint Proxy Statement Prospectus used in connection with the ZAIS Financial merger transaction

Sutherland Termination Agreement

Concurrently with the execution of the ZAIS Financial merger agreement and in light of the management agreement entered into in connection with the closing of the merger transaction, as described below, our Manager entered into a termination agreement with us, our operating partnership, certain of our other subsidiaries, and ZAIS Financial, which we refer to as the Sutherland termination agreement. The Sutherland termination agreement terminated the pre-merger management agreement between our Manager, our Company and certain of our subsidiaries, effective upon the closing of the mergers. No termination fee was paid in connection with this termination.

Management Agreement

We entered into the Management Agreement with the Manager, which took effect upon the closing of the ZAIS Financial merger on October 31, 2016.  The Management Agreement is substantially similar to our pre-merger management agreement.

The Management Agreement describes the services to be provided to us by the Manager and compensation for such services. The Manager is responsible for managing the Company’s day-to-day operations, subject to the direction and oversight of the Company’s board of directors. Pursuant to the terms of the Management Agreement, our Manager is paid a management fee calculated and payable quarterly in arrears equal to 1.5% per annum of the Company’s stockholders’ equity (as defined in the Management Agreement) up to $500 million and 1.00% per annum of stockholders’ equity in excess of $500 million.

As disclosed in the Joint Proxy Statement Prospectus used in connection with the ZAIS Financial merger transaction, under the partnership agreement of our operating partnership, our Manager, the holder of the Class A special unit in our operating partnership, is entitled to receive an incentive distribution, distributed quarterly in arrears in an amount not less than zero equal to the difference between (i) the product of (A) 15% and (B) the difference between (x) core earnings (as described below) of our operating partnership, on a rolling four-quarter basis and before the incentive distribution for the current quarter, and (y) the product of (1) the weighted average of the issue price per share of common stock or OP unit (without double counting) in all of our offerings multiplied by the weighted average number of shares of common stock outstanding (including any restricted shares of common stock and any other shares of common stock underlying awards granted under our 2012 equity incentive plan) and OP units (without double counting) in such quarter and (2) 8%, and (ii) the sum of any incentive distribution paid to our Manager with respect to the first three quarters of such previous four quarters; provided, however, that no incentive distribution is payable with respect to any calendar quarter unless cumulative core earnings is greater than zero for the most recently completed 12 calendar quarters, or the number of completed calendar quarters since the closing date of the ZAIS Financial merger, whichever is less.

For purposes of calculating the incentive distribution prior to the completion of a 12-month period following the closing of the ZAIS Financial merger, core earnings will be calculated on an annualized basis. In addition, for purposes of calculating the incentive distribution, the shares of common stock and OP units issued as of the closing of the ZAIS Financial merger in connection with the merger agreement shall be deemed to be issued at the per share price equal to (i) the sum of (A) the weighted average of the issue price per share of Sutherland common stock or Sutherland OP units

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(without double counting) issued prior to the closing of the ZAIS Financial merger multiplied by the number of shares of Sutherland common stock outstanding and Sutherland OP units (without double counting) issued prior to the closing of the merger plus (B) the amount by which the net book value of our Company as of the closing of the merger (after giving effect to the closing of the merger agreement) exceeds the amount of the net book value of Sutherland immediately preceding the closing of the merger, divided by (ii) all of the shares of our common stock and OP units issued and outstanding as of the closing of the merger (including the date of the closing of the mergers).

The incentive distribution shall be calculated within 30 days after the end of each quarter and such calculation shall promptly be delivered to our Company. We are obligated to pay the incentive distribution 50% in cash and 50% in either common stock or OP units, as determined in our discretion, within five business days after delivery to our Company of the written statement from the holder of the Class A special unit setting forth the computation of the incentive distribution for such quarter. Subject to certain exceptions, our Manager may not sell or otherwise dispose of any portion of the incentive distribution issued to it in common stock or OP units until after the three year anniversary of the date that such shares of common stock or OP units were issued to our Manager. The price of shares of our common stock for purposes of determining the number of shares payable as part of the incentive distribution is the closing price of such shares on the last trading day prior to the approval by our board of the incentive distribution.

For purposes of determining the incentive distribution payable to our Manager, core earnings is defined under the partnership agreement of our operating partnership in a manner that is similar to the definition of Core Earnings described in our Annual Report on Form 10‑K under “Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” but with the following additional adjustments which (i) further exclude: (a) the incentive distribution, (b) non-cash equity compensation expense, if any, (c) unrealized gains or losses on SBC loans (not just MBS and mortgage servicing rights), (d) depreciation and amortization (to the extent we foreclose on any property), and (e) one-time events pursuant to changes in U.S. GAAP and certain other non-cash charges after discussions between our Manager and our independent directors and after approval by a majority of the independent directors and (ii) add back any realized gains or losses on the sales of MBS and on discontinued operations which were excluded from the definition of Core Earnings described in our Annual Report on Form 10‑K under “Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures”.

The Management Agreement may be terminated annually upon the affirmative vote of at least two-thirds of our independent directors, or by a vote of the holders of at least a majority of the outstanding shares of our Common Stock (other than shares held by members of our senior management team and affiliates of our Manager), based upon: (i) our Manager’s unsatisfactory performance that is materially detrimental to our Company, or (ii) a determination that the management fees or incentive distribution payable to our Manager are not fair, subject to our Manager’s right to prevent termination based on unfair fees by accepting a reduction of management fees or incentive distribution agreed to by at least two-thirds of our independent directors. We must provide our Manager with 180 days prior notice of any such termination. Additionally, upon such a termination without cause, the Management Agreement provides that we will pay our Manager a termination fee equal to three times the average annual base management fee earned by our Manager during the prior 24-month period immediately preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination, except upon an internalization. Additionally, if the Management Agreement is terminated under circumstances in which we are obligated to make a termination payment to our Manager, our operating partnership shall repurchase, concurrently with such termination, the Class A special unit for an amount equal to three times the average annual amount of the incentive distribution paid or payable in respect of the Class A special unit during the 24-month period immediately preceding such termination, calculated as of the end of the most recently completed fiscal quarter before the date of termination. These provisions may increase the cost to our Company of terminating the Management Agreement and adversely affect our ability to terminate our Manager without cause.

Under the Management Agreement, we will reimburse our Manager for operating expenses related to us incurred by our Manager, including legal, accounting due diligence and other services. In addition, we may be required to pay our pro rata portion of rent, telephone, utilities, office furniture, machinery, and other office, internal and overhead expenses of our Manager and its affiliates required for our operations.

We may engage in an internalization transaction, become self-managed and, if this were to occur, certain key employees may not become our employees but may instead remain employees of our Manager or its affiliates. An inability

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to manage an internalization transaction effectively could thus result in us incurring excess costs and suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from most effectively managing our investments. Additionally, if another program sponsored by our Manager internalizes our Manager, key personnel of our Manager, who also are key personnel of the other sponsored program, would become employees of the other program and would no longer be available to us. Any such loss of key personnel could adversely impact our ability to execute certain aspects of our business plan. Furthermore, in the case of any internalization transaction, we expect that we would be required to pay consideration to compensate our Manager for the internalization in an amount that we will negotiate with our Manager in good faith and which will require approval of at least a majority of our independent directors. It is possible that such consideration could exceed the amount of the termination fee that would be due to our Manager if the conditions for terminating the Management Agreement without cause are satisfied and we elected to terminate the Management Agreement.

Restricted Common Stock and Other Equity Based Awards

Our 2012 Plan provides for grants of restricted Common Stock and other equity based awards up to, in the aggregate, the equivalent of 5% of the issued and outstanding shares of our Common Stock from time-to-time (on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities into shares of Common Stock)) at the time of the award.

Indemnification and Limitation of Directors’ and Officers’ Liability

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains such a provision which eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

We have entered into indemnification agreements with each of our directors and executive officers that provide for indemnification to the maximum extent permitted by Maryland law.

GMFS Settlement Agreement

     As previously disclosed in the Joint Proxy Statement Prospectus used in connection with the ZAIS Financial merger transaction and in our annual report on Form 10-K for the year ended December 31, 2016, a counterparty (or the Counterparty) whose predecessor purchased mortgage loans from GMFS, which is currently our subsidiary, asserted claims (or the Claims) against GMFS for breach of representations and warranties arising out these mortgage loan sales.  We estimate that dating back to a period that began in 1999 and ended in 2006, approximately $1 billion of mortgage loans were sold servicing released by GMFS to the predecessor to the Counterparty.  As we have also previously disclosed, GMFS entered into a statute of limitations tolling agreement with the Counterparty on December 12, 2013 related to the Claims, which was further amended to extend the expiration date, most recently to May 15, 2017.

     On April 25, 2017, the Company and GMFS entered into a definitive agreement (or the Settlement Agreement) to settle all Claims with the Counterparty and provide for mutual releases.  Pursuant to the Settlement Agreement, the Company has agreed to pay a total of $6,000,000 in cash and to issue 275,862 shares of the Company's common stock to the Counterparty (or the Shares).  The Shares are to be issued within seven days of the Settlement Agreement in a private placement transaction effected in reliance on an exemption from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and Regulation D promulgated thereunder.  As part of the settlement, the Company has granted the Counterparty customary resale registration rights.

     During the period beginning on the 24-month anniversary of the date of the Settlement Agreement (and ending 30 days thereafter), the Counterparty will have the right, but not the obligation, to require that the Company repurchase any and all the Shares that the Counterparty then owns at a price per share equal 65% of the then last reported book value per share of the Company's common stock.

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       GMFS was an indirect subsidiary of ZAIS Financial when the Company completed its merger transaction with ZAIS Financial on October 31, 2016.  As disclosed in the Joint Proxy Statement Prospectus used in connection with the merger transaction and in our annual report on Form 10-K for the year ended December 31, 2016, ZAIS Financial had originally acquired GMFS on October 31, 2014 (or the GMFS 2014 acquisition) from investment partnerships that were advised by our Manager, and from certain other entities controlled by GMFS management (or together, the 2014 GMFS sellers).  The terms of the GMFS 2014 acquisition provided for the payment of both cash consideration and the possible payment of additional contingent consideration based on the achievement by GMFS of certain financial milestones specified in the GMFS 2014 acquisition agreement.

      The 2014 GMFS acquisition agreement contained representations and warranties related to GMFS, as well as indemnification obligations to cover breaches of representations and warranties, repurchase claims or demands from investors in respect of mortgage loans originated, purchased or sold by GMFS prior to the closing date of the acquisition.  The 2014 GMFS acquisition agreement also established an escrow fund to support the payment of indemnification claims and allowed for indemnification claims to be offset against the contingent consideration that would otherwise be payable to the 2014 GMFS sellers under the 2014 GMFS acquisition agreement.   In accordance with the terms of the 2014 GMFS acquisition agreement, we intend to apply the  amounts paid to the Counterparty in settlement of the Claims to offset the amount of contingent consideration that we may otherwise be required to pay to the 2014 GMFS sellers under the 2014 GMFS acquisition agreement.  We also intend to record the amounts paid under the Settlement Agreement as a reduction of the $14.5 million liability that was accrued on our balance sheet as of December 31, 2016 to cover the possible payment of contingent consideration pursuant to the GMFS 2014 acquisition.   As a result, we do not expect that the settlement will result in a charge to our earnings or otherwise adversely impact our results of operations.

     Under the terms of the indemnification provisions contained in the GMFS 2014 acquisition agreement, the 2014 GMFS sellers are liable for amounts paid in settlement of Claims made with their consent, which consent was not to be unreasonably withheld or delayed. Certain of the 2014 GMFS sellers did not consent to the settlement, and as a result, there can be no assurance that the exercise of the right to indemnification by the Company under the terms of the 2014 acquisition agreement would be successful.

Director Independence

For information about our board of directors and committees, and the independence of certain of our directors, see “Election of Directors—Board of Directors” and “Board and Committee Matters” in this Proxy Statement.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 31, 2017 regarding the beneficial ownership of our Common Stock by (i) each person known to us to be the beneficial owner of 5% or more of the outstanding Common Stock, (ii) our named executive officers, (iii) our directors and (iv) all of our directors and executive officers as a group.  Beneficial ownership includes any shares over which the beneficial owner has sole or shared voting or investment power and also any shares that the beneficial owner has the right to acquire within 60 days of such date through the exercise of options or other rights.  The percentages below are based on 30,549,084 shares of our Common Stock outstanding as of March 31, 2017, unless otherwise specified.

Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power.  Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 1140 Avenue of the Americas, 7th Floor, New York, NY, 10036.

	Number of Shares		Percentage of All
Names and Business Address	Beneficially Owned**		Shares***
Thomas E. Capasse	272,764	(1)	*
Jack J. Ross	279,044	(2)	*
Frederick C. Herbst	33,089	(3)	*
Thomas Buttacavoli	82,360	(4)	*
Todd Sinai	12,000	(5)	*
J. Mitchell Reese	25,000	(6)	*
Frank Filipps	10,000	(7)	*
David Holman	10,000	(8)	*
All directors and executive officers as a group (8 persons)	724,257		2.37%
5% or Greater Beneficial Owner
Sutherland REIT Holdings, LP	13,733,959	(9)	44.96%
Farallon Entities	2,324,236	(10)	7.61%
San Bernardino County Employees' Retirement Association	2,042,686	(11)	6.69%

* Denotes less than 1%

** For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Exchange Act pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock with respect to which person has sole or shared voting power or investment power.

*** As of March 31, 2017, we have 32,861,405 shares of Common Stock outstanding, which are comprised of (i) 30,539,084 shares of Common Stock and (ii) 2,322,321 OP units, which are exchangeable, on a one-for-one basis, into cash or, at our option, for shares of our Common Stock. Share amounts for all persons assume that all OP units held by the person are exchanged for shares of our Common Stock. The total number of shares of Common Stock outstanding used in calculating these percentages assumes that none of the OP units held by other persons are exchanged for shares of our Common Stock.

(1) Includes (i) 12,376 shares of our Common Stock out of the 38,757 and 8,454 total shares of Common Stock held by our Manager and Waterfall Management, LLC ( or the "Waterfall Entities"), respectively, based on Mr. Capasse's percentage ownership in the Waterfall Entities; Mr. Capasse disclaims beneficial ownership of the shares held by the Waterfall Entities, except to the extent of his economic interest therein and (ii) 218,703 shares of our Common Stock out of the 13,733,959 total shares of Common Stock held by Sutherland REIT Holdings, LP (or the Partnership) based on Mr. Capasse's percentage ownership in the Partnership. Waterfall Management, LLC, an affiliate of our Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of our Common Stock that are held by the Partnership. In addition, Mr. Capasse is a principal of our Manager and may be deemed to share voting and investment power over the shares of our Common Stock held by the Partnership.  However, Waterfall Management, LLC does not have an economic interest in these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership's partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Common Stock held by the Partnership and Mr. Capasse disclaims beneficial ownership of such shares of Common Stock, except to the extent of the 218,703 shares reported herein, which represents his economic interest in the Partnership.

(2) Includes (i) 39,000 shares of our Common Stock owned through the Robin J. Ross 2009 Trust; Mr. Ross does not serve as the trustee for the trust, his wife is the trustee and sole beneficiary of the trust and the trustee of the trust has sole voting and investment power with respect to the securities held by the trust, (ii) 13,926 shares of our Common Stock owned through Mr. Jack J. Ross and Mrs. Robin J. Ross JTWROS, a joint tenant account of Mr. Ross and his wife, (iii) 12,376 shares of our Common Stock out of the 38,757 and 8,454

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total shares of Common Stock held by our Manager and Waterfall Management, LLC, respectively, based on Mr. Ross's percentage ownership in the Waterfall Entities; Mr. Ross disclaims beneficial ownership of the shares held by the Waterfall Entities, except to the extent of his economic interest therein and (iv) 213,742 shares of our Common Stock out of the 13,733,959 total shares of Common Stock held by the Partnership based on Mr. Ross's percentage ownership in the Partnership. Waterfall Management, LLC, an affiliate of our Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of our Common Stock that are held by the Partnership. In addition, the Mr. Ross is a principal of our Manager and may be deemed to share voting and investment power over the shares of our Common Stock held by the Partnership.  However, Waterfall Management, LLC does not have an economic interest in these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership's partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Common Stock held by the Partnership and Mr. Ross disclaims beneficial ownership of such shares of Common Stock, except to the extent of the 213,742 shares reported herein, which represents his economic interest in the Partnership.

(3) Includes (i) 10,000 shares of our Common Stock owned through the FREDERICK C HERBST & CAROLYN B HERBST JT TEN, a joint tenant account of Mr. Herbst and his wife and (ii) 14,733 shares of our Common Stock out of the 13,733,959 total shares of Common Stock held by the Partnership based on Mr. Herbst's percentage ownership in the Partnership. Waterfall Management, LLC, an affiliate of our Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of our Common Stock that are held by the Partnership. In addition, the Mr. Herbst is a managing director of our Manager and may be deemed to share voting and investment power over the shares of our Common Stock held by the Partnership.  However, Waterfall Management, LLC does not have an economic interest in these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership's partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Common Stock held by the Partnership and Mr. Herbst disclaims beneficial ownership of such shares of Common Stock, except to the extent of the 14,733 shares reported herein, which represents his economic interest in the Partnership.

(4) Includes:  (i) 13,926 shares of our Common Stock held by Intellectual Capital Solutions Corp (or ICSC); Mr. Buttacavoli owns 100% of the outstanding shares of ICSC, (ii) 3,711 shares of our Common Stock out of the 38,757 and 8,454 total shares of Common Stock held by our Manager and Waterfall Management, LLC, respectively, based on Mr. Buttacavoli 's percentage ownership in the Waterfall Entities; Mr. Buttacavoli disclaims beneficial ownership of the shares held by the Waterfall Entities, except to the extent of his economic interest therein and (iii) 64,723 shares of our Common Stock out of the 13,733,959 total shares of Common Stock held by the Partnership based on Mr. Buttacavoli 's percentage ownership in the Partnership. Waterfall Management, LLC, an affiliate of our Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of our Common Stock that are held by the Partnership. In addition, the Mr. Buttacavoli is a principal of our Manager and may be deemed to share voting and investment power over the shares of our Common Stock held by the Partnership.  However, Waterfall Management, LLC does not have an economic interest in these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership's partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Common Stock held by the Partnership and Mr. Buttacavoli disclaims beneficial ownership of such shares of Common Stock, except to the extent of the 64,723 shares reported herein, which represents his economic interest in the Partnership.

(5) Includes 3,750 unvested restricted stock units ("RSUs") in our company, which represent the right to receive one share of our Common Stock for each RSU at vesting, with vesting to occur in equal increments of one-third on June 30, 2017, September 30, 2017 and December 31, 2017.

(6) The shares are held through the J.Mitchell Reese Jr. Trust, UA 5/5/1999; Mr. Reese serves as the trustee and sole beneficiary of the trust and has sole voting and investment power with respect to the securities held by the trust.  The share total includes 3,750 unvested RSUs, which represent the right to receive one share of our Common Stock for each RSU at vesting, with vesting to occur in equal increments of one-third on June 30, 2017, September 30, 2017 and December 31, 2017.

(7) Includes 3,750 unvested RSUs, which represent the right to receive one share of our Common Stock for each RSU at vesting, with vesting to occur in equal increments of one-third on June 30, 2017, September 30, 2017 and December 31, 2017.

(8) Includes 3,750 unvested RSUs, which represent the right to receive one share of our Common Stock for each RSU at vesting, with vesting to occur in equal increments of one-third on June 30, 2017, September 30, 2017 and December 31, 2017.

(9) Waterfall Management, LLC, an affiliate of our Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of our Common Stock that are held by the Partnership. However, Waterfall Management, LLC does not have an economic interest in these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership's partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Common Stock held by the Partnership. In addition, each of Thomas Capasse, Jack Ross, Frederick Herbst and Thomas Buttacavoli is a principal or manager director of our Manager, and may be deemed to share voting and investment power over the shares of our Common Stock held by the Partnership. Each of such individuals disclaims beneficial ownership of such shares of Common Stock, except to the extent of his economic interest therein. The inclusion of these shares of our Common Stock shall not be deemed an admission of beneficial ownership of the reported securities for purposes of Section 16 or for any other purposes.

(10) Based on our review of Amendment No. 1 to Schedule 13G filed with the SEC on January 11, 2017 filed by the entities and persons set forth below. Consists of 1,931,926 shares directly held by Farallon Capital Partners, L.P. (or FCP) and 392,310 shares directly held by Farallon Capital AA Investors, L.P. (“FCAAI” and together with FCP, the "Farallon Entities"). As the general partner of each of the Farallon Entities, Farallon Partners, L.L.C. ( or FP GP) may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to share voting and dispositive power over the shares held by the Farallon Entities. As general partner of FCAAI, Farallon AA GP, L.L.C. (or

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FCAAI GP) may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to share voting and dispositive power over the shares held by FCAAI. As managing members of FP GP and as managers or senior managers of FCAAI GP, Philip D. Dreyfuss, Michael B. Fisch, Richard B. Fried, Daniel J. Hirsch, David T. Kim, Monica R. Landry, Michael G. Linn, Ravi K. Paidipaty, Rajiv A. Patel, Thomas G. Roberts, Jr., William Seybold, Andrew J. M. Spokes, John R. Warrent and Mark C. Wehrly may each, for purposes of Rule 13d-3 under the Exchange Act, be deemed to share voting and dispositive power over the shares held by the Farallon Entities. FP GP and FCAAI GP and each of its managing members and managers or senior managers, as applicable, disclaim any beneficial ownership of such shares. All of the above-mentioned entities and individuals disclaim group attribution. The entities and persons set forth below have an address at One Maritime Plaza, Suite 2100, San Francisco, California 94111.

(11) Based on a review of a Schedule 13G filed with the SEC on February 9, 2017 filed by San Bernardino County Employees' Retirement Association (or SBCERA). It reports sole voting power and sole dispositive power over 2,042,686 shares of Common Stock. The address of SBCERA is 348 West Hospitality Lane, 3rd Floor, San Bernardino, California 92415.

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OTHER MATTERS

Our board of directors knows of no other business that may properly be presented at the Annual Meeting.  The proxies for the Annual Meeting confer discretionary authority on the persons named therein as proxy holders to vote on any matter proposed by stockholders for consideration at the Annual Meeting.  As to any other business which may properly come before the Annual Meeting, the persons named as proxy holders on your proxy card will vote the shares of Common Stock represented by properly submitted proxies in their discretion.

SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder intending to present a proposal at our 2018 annual meeting of stockholders and have the proposal included in the Proxy Statement and proxy card for such meeting (pursuant to Rule 14a‑8 of the Exchange Act) must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, submit the proposal in writing to us no later than January 1, 2018, but in no event earlier than December 2, 2017, and must otherwise be in compliance with the requirements of the SEC’s proxy rules.

Our Bylaws currently provide that any stockholder intending to nominate a director or present a stockholder proposal of other business for consideration at the 2018 annual meeting of stockholders, but not intending for such a nomination or proposal to be considered for inclusion in our Proxy Statement and proxy card relating to such meeting (i.e. not pursuant to Rule 14a‑8 of the Exchange Act), must notify us in writing no earlier than the 150th day and not later than 5:00 p.m. Eastern Time, on the 120th day prior to the first anniversary of the date that the Proxy Statement for the immediately preceding annual meeting of stockholders is first released to stockholders; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after the anniversary of the date of the preceding year’s annual meeting of stockholders, to be timely, notice by the stockholder must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.  Accordingly, to submit a director candidate for consideration for nomination at our 2018 annual meeting of stockholders, stockholders must submit the recommendation, in writing, by January 1, 2018, but in no event earlier than December 2, 2017.

Any such nomination or proposal should be sent to our Secretary at Sutherland Asset Management Corporation, 1140 Avenue of the Americas, 7th Floor, New York, New York 10036 and, to the extent applicable, must include the information and other materials required by our Bylaws.

DELIVERY AND HOUSEHOLDING OF PROXY MATERIALS

The rules of the SEC permit companies and intermediaries (such as brokerage firms, banks, broker‑dealers or other similar organizations) to satisfy the delivery requirements for Proxy Statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials (i.e. the Proxy Statement and annual report) addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” our proxy materials.  A single set of proxy materials may be delivered to multiple stockholders sharing the same address unless contrary instructions have been received from the impacted stockholders.  Once a stockholder has received notice from its broker that they will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder revokes consent to “householding” or is notified otherwise.  If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive a separate set of our proxy materials, such stockholder should so notify us by directing written requests to: Sutherland Asset Management Corporation, 1140 Avenue of the Americas, 7th Floor, New York, New York 10036, Attn: Rick Herbst.  In addition, if so requested, we will also undertake to promptly deliver a separate set of proxy materials to any stockholder for whom such proxy materials were subject to “householding.”  Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request “householding” of their communications should contact us as specified above or their respective brokers.

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MISCELLANEOUS

We are bearing all costs associated with the solicitation of proxies in connection with the Annual Meeting.  This solicitation is being made primarily through the Internet and by mail, but may also be made by our directors, executive officers and employees by telephone, telegraph, facsimile transmission, electronic transmission, Internet, mail or personal interview.  No additional compensation will be given to our directors, executive officers or employees for this solicitation.  We will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

A COPY OF OUR ANNUAL REPORT ON FORM 10‑K (FILED WITH THE SEC AND THE NYSE), WHICH CONTAINS ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE FREE OF CHARGE TO ANY STOCKHOLDER.  REQUESTS SHOULD BE DIRECTED TO OUR SECRETARY AT SUTHERLAND ASSET MANAGEMENT CORPORATION, 1140 AVENUE OF THE AMERICAS, 7TH FLOOR, NEW YORK, NEW YORK 10036.

By Order of our Board of Directors

/s/ Frederick C. Herbst
Frederick C. Herbst
Secretary

New York, New York

May 1, 2017

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ANNUAL MEETING OF STOCKHOLDERS OF SUTHERLAND ASSET MANAGEMENT CORPORATION June 21, 2017 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, Annual Report and proxy card are available at http://www.astproxyportal.com/ast/21099/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20630000000000000000 6 062117 Company’s independent registered public accounting firm for O J. Mitchell Reese FOR ALL NOMINEES (See instructions below) changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election of six directors, to serve until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualify: NOMINEES: FOR ALL NOMINEESO Thomas E. Capasse O Jack J. Ross WITHHOLD AUTHORITYO Frank P. Fillipps O David L. Holman FOR ALL EXCEPTO Todd M. Sinai INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for which you wish to withhold authority, as shown here: 2. To ratify the appointment of Deloitte & Touche LLP as the FOR AGAINST ABSTAIN the 2017 fiscal year. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate:

ANNUAL MEETING OF STOCKHOLDERS OF SUTHERLAND ASSET MANAGEMENT June 21, 2017 CORPORATION INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20630000000000000000 6 062117 Company’s independent registered public accounting firm for O J. Mitchell Reese FOR ALL NOMINEES (See instructions below) changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election of six directors, to serve until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualify: NOMINEES: FOR ALL NOMINEESO Thomas E. Capasse O Jack J. Ross WITHHOLD AUTHORITYO Frank P. Fillipps O David L. Holman FOR ALL EXCEPTO Todd M. Sinai INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for which you wish to withhold authority, as shown here: 2. To ratify the appointment of Deloitte & Touche LLP as the FOR AGAINST ABSTAIN the 2017 fiscal year. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Shareholder Date: Signature of StockholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, Annual Report and proxy card are available at http://www.astproxyportal.com/ast/21099/ COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

- 0 SUTHERLAND ASSET MANAGEMENT CORPORATION Proxy for Annual Meeting of Stockholders on June 21, 2017 Solicited on Behalf of the Board of Directors The undersigned stockholder of Sutherland Asset Management Corporation, a Maryland corporation (the ‘‘Company’’), hereby appoints Thomas E. Capasse and Frederick C. Herbst, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Company to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, on June 21, 2017, at 10:00 a.m., eastern daylight time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned here-by acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse of this Proxy. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast ‘‘FOR’’ each of the nominees for director listed on the reverse of this Proxy and ‘‘FOR’’ Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holders on any other matter that may properly come before the meeting or any adjournment or postponement thereof. (Continued and to be signed on the reverse side.) 14475 1.1